KEYON COMMUNICATIONS HOLDINGS, INC.
2007 INCENTIVE STOCK AND AWARDS PLAN
 FORM OF STOCK OPTION AWARD

[Name]
[Address]

You have been granted an option (your “Option”) to purchase shares of common stock of KeyOn Communications Holdings, Inc. (the “Company”) under the KeyOn Communications Holdings, Inc. 2007 Incentive Stock and Awards Plan (the “Plan”) with the following terms and conditions:

Grant Date:	__________, 20__

Type of Option:	[Nonqualified or Incentive Stock Option]

Number of Option Shares:	__________________

Exercise Price per Share:	U.S. $_____________

Vesting:
________percent (___%) of your Option will vest and become exercisable on each of the first ______ anniversaries of the Grant Date.

[If your employment or service terminates as a result of death, Disability or Retirement (at a time when you could not be terminated for Cause), your Option will become fully vested on the date of such termination.]

Upon any other termination of employment from, or cessation of services to, the Company and its Affiliates, the unvested portion of your Option will terminate.

Termination Date:
Your Option expires at, and cannot be exercised after, the close of business at the Company’s headquarters on the earliest to occur of:

• The tenth (10th) anniversary of the Grant Date;

• ________ (___) days after your termination of employment or service as a result of death or Disability;

• ________ (___) days after your termination of employment or service as a result of Retirement; or

• ________ (___) days after your termination of employment or service for any other reason.

If the date this Option terminates as specified above falls on a day on which the stock market is not open for trading, the termination date shall be automatically extended to the first trading day following the original termination date, but not beyond the tenth (10th) anniversary of the Grant Date.

Notwithstanding the above, your entire Option (whether vested or nonvested) is terminated immediately if the Company or an Affiliate terminates you for Cause, or if your employment or service is terminated at a time when you could be terminated for Cause. In addition, if you are not terminated for Cause but the Committee later determines that you could have been terminated for Cause if all facts had been known at that time, your Option will terminate immediately on the date of such determination. If you have submitted a notice of exercise while the Committee is considering whether you should be (or could have been) terminated for Cause, your exercise will be suspended pending such determination. If it is determined that you are (or could have been) terminated for Cause, your Option will terminate, and if applicable, your notice of exercise will be rescinded and your exercise price will be returned to you.

Manner of Exercise:
You may exercise your Option only to the extent vested and only if it has not terminated. To exercise your Option, you must complete the “Notice of Stock Option Exercise” form provided by the Company and return it to the address indicated on the form. The form will be effective when it is received by the Company, but exercise will not be completed until you pay the total exercise price and all applicable withholding taxes due as a result of the exercise to the Company.

If someone else wants to exercise your Option after your death, that person must contact the Company and prove to the Company’s satisfaction that he or she is entitled to do so.

Your ability to exercise your Option may be restricted by the Company if required by applicable law.

Restrictions on Resale:
By accepting your Option, you agree not to sell any Shares acquired under your Option at a time when applicable laws, Company policies or an agreement between the Company and its underwriters prohibit a sale.

Notice of Sale:
If your Option is designated as an incentive stock option, you must promptly report to the Secretary of the Company any disposition of the Shares acquired under your Option that is made within two (2) years from the Grant Date or within twelve (12) months from the date you acquired the Shares (the “Notice Period”). In addition, the Company may, at any time during the Notice Period, place a legend or legends on any certificate(s) for the Shares issued under your Option requesting the Company’s transfer agent to notify the Company of any transfer of the Shares.

Miscellaneous:
•     As a condition of the granting of your Option, you agree, for yourself and your legal representatives or guardians, that this Stock Option Award shall be interpreted by the Committee and that any interpretation by the Committee of the terms of this Stock Option Award or the Plan and any determination made by the Committee pursuant to this Stock Option Award or the Plan shall be final, binding and conclusive.

•      This Stock Option Award may be executed in counterparts.

Your Option is granted under and governed by the terms and conditions of the Plan. Additional provisions regarding your Option and definitions of capitalized terms used and not defined in your Option can be found in the Plan.

BY SIGNING BELOW AND ACCEPTING THIS STOCK OPTION AWARD, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED HEREIN AND IN THE PLAN. YOU ALSO ACKNOWLEDGE RECEIPT OF THE PLAN.

Authorized Officer	Optionee

KEYON COMMUNICATIONS HOLDINGS, INC.
NOTICE OF STOCK OPTION EXERCISE

Your completed form should be sent by mail or fax to:____________________________. Phone: ___________________ Fax: _____________________________________. Incomplete forms may cause a delay in processing your option exercise.

PART 1: OPTIONEE INFORMATION	Please complete the following. PLEASE WRITE YOUR
FULL LEGAL NAME SINCE THIS NAME WILL BE ON YOUR STOCK CERTIFICATE.

Name:

Street Address:

City: ________________________  State: ____________________ Zip Code: _______________

Work Phone #: (_____) - _______- ________ Home Phone #: (_____) - _______- ____________

Social Security #: ______ - _____ - _______

PART 2: DESCRIPTION OF OPTION(S) BEING EXERCISED	Please complete the following.
for each option that you wish to exercise.

Date of Grant	Type of Option (specify ISO or NQSO)	Exercise Price Per Share	Number of Option Shares Being Purchased	Aggregate Exercise Price (multiply Exercise Price Per Share by number of Option Shares being purchased)
		$		$
		$		$
		$		$
		$		$
		$		$

The Total Exercise Price for all of the options being exercised (as listed above) is: $_________________.

PART 3: METHOD OF PAYMENT OF OPTION EXERCISE PRICE	Please select only one:

☐	Cash Exercise. I am enclosing a check or money order payable to “KeyOn Communications Holdings, Inc.” for the Total Exercise Price.

☐	Cashless Exercise Through a Broker-Dealer. I have requested through the broker specified below to (select only one):

☐
Sell to Cover. Sell or margin only enough of the option(s) being exercised to cover the Total Exercise Price (and tax withholding, if elected in Part 5), deliver the sale or margin loan proceeds directly to KeyOn Communications Holdings, Inc., and deposit the remaining shares and any residual cash in my brokerage account.

☐
Same-Day-Sale. Sell or margin all of the shares of common stock issuable upon exercise of the option(s), deliver a portion of the sale or margin loan proceeds directly to KeyOn Communications Holdings, Inc. to pay the Total Exercise Price (and tax withholding, if elected in Part 5), and deposit any remaining cash proceeds in my brokerage account.

Sale Price*: _______________________  Sale Date*:  ____________________

*The sale price and sale date are required in order to execute the cashless exercise.

Broker-Dealer Name:  ________________________________________________________________________

Contact Person: ______________________________________________________________________________

DWAC - Depository Trust Company (DTC) #: _____________________________________________________

Brokerage Account #: __________________________________________________________________________

Broker Phone #: (_________ )-________-__________ Broker Fax #: (__________ )-___________  - _________

It is your responsibility to contact a broker to open a brokerage account and sell your stock option shares. KeyOn Communications Holdings, Inc. WILL NOT send this form to your broker.

PART 4: CERTIFICATE MAILING INSTRUCTIONS	To be completed for cash exercises only and
only if the certificate for the purchased shares is to be sent to a different address than specified in Part 1.
(Shares issued pursuant to a cashless exercise through a broker-dealer will be automatically sent to your specified broker.)

The certificate for the purchased shares should be sent to the following address:

Street Address: _____________________________________________________________________

City: __________________________ State: ____________________  Zip Code: _________________

PART 5: METHOD OF SATISFYING TAX WITHHOLDING OBLIGATION	Please select only one.
You do not need to complete this Part if you are exercising only incentive stock options (ISOs) or if you are a non-employee director.

☐
Broker Exercise. I have elected to exercise my option(s) through a broker in Part 3. The broker will sell sufficient shares to pay for the tax amount and will remit that amount to KeyOn Communications Holdings, Inc.

☐	Cash. I am enclosing a check or money order payable to “KeyOn Communications Holdings, Inc.” for the withholding tax amount.

PART 6: ACKNOWLEDGEMENTS AND SIGNATURE

1.	I understand that all sales of the KeyOn Communications Holdings, Inc. common stock received upon exercise of this option are subject to compliance with the company’s policy on securities trades.

2.
I hereby acknowledge that I have read a copy of the prospectus describing the KeyOn Communications Holdings, Inc. plan under which the option(s) listed above were issued, and understand the tax consequences of an exercise.

3.
I understand that this notice cannot be revoked by me if I have selected a cashless exercise through a broker-dealer. I personally guarantee that the Total Exercise Price and applicable taxes will be paid to KeyOn Communications Holdings, Inc. in full in the event the Company does not receive the full amount from the Broker for any reason.

Signature:_________________________________ Date: _____________________

* * * * * *

To be completed by Corporate Human Resource Department:

Received by: ___________________________________________________

Date received: _______________________________________________________________